Mortgage Banking Activities	12 Months Ended
Dec. 31, 2025
Mortgage Banking Activities [Abstract]
Mortgage Banking Activities

Note 6: Mortgage Banking Activities
Mortgage banking activities consist of residential and commercial mortgage originations, sales and servicing.

We apply the fair value method to residential MSRs and apply the amortization method to commercial MSRs. Table 6.1 presents
MSRs, including the changes in MSRs measured using the fair value method and the amortization method. MSRs are included in other assets on the consolidated balance sheet.

Table 6.1: Mortgage Servicing Rights

	Year ended December 31,
(in millions)	2025	2024	2023
Residential MSRs at fair value, beginning of period	$6,844	7,468	9,310
Originations/purchases	98	94	161
Sales and other	(759)	(312)	(902)
Net reductions	(661)	(218)	(741)
Changes in fair value:
Due to valuation inputs or assumptions:
Market interest rates (1)	(44)	538	228
Servicing and foreclosure costs	(3)	(45)	(14)
Discount rates	43	(73)	(149)
Prepayment estimates and other (2)	261	72	21
Net changes in valuation inputs or assumptions	257	492	86
Changes due to collection/realization of expected cash flows (3)	(744)	(898)	(1,187)
Total changes in fair value	(487)	(406)	(1,101)
Residential MSRs at fair value, end of period	5,696	6,844	7,468
Commercial MSRs at amortized cost, end of period (4)	631	935	1,040
Total MSRs	$6,327	7,779	8,508
(1)Includes prepayment rate changes due to changes in market interest rates. Residential MSRs are economically hedged with derivative instruments to reduce exposure to changes in market interest rates.
(2)Represents other changes in valuation model inputs or assumptions, including prepayment rate estimation changes that are independent of mortgage interest rate changes.
(3)Represents the reduction in the residential MSR fair value for the cash flows expected to be collected during the period, net of income accreted due to the passage of time.
(4)The estimated fair value of commercial MSRs was $755 million, $1.5 billion, and $1.6 billion at December 31, 2025, 2024, and 2023, respectively. In first quarter 2025, we sold the non-agency portion of our commercial mortgage third-party servicing business.
Table 6.2 provides key weighted-average assumptions used in the valuation of residential MSRs and sensitivity of the current fair value of residential MSRs to immediate adverse changes in those assumptions. See Note 14 (Fair Value Measurements) for additional information on key assumptions for residential MSRs.

Table 6.2: Assumptions and Sensitivity of Residential MSRs

($ in millions, except cost to service amounts)	Dec 31, 2025	Dec 31, 2024
Fair value of interests held	$5,696	6,844
Expected weighted-average life (in years)	6.3	6.4

Key assumptions:
Prepayment rate assumption (1)	8.0%	8.1
Impact on fair value from 10% adverse change	$(163)	(191)
Impact on fair value from 25% adverse change	(394)	(461)

Discount rate assumption	9.1%	10.1
Impact on fair value from 100 basis point increase	$(243)	(270)
Impact on fair value from 200 basis point increase	(465)	(519)

Cost to service assumption ($ per loan)	96	103
Impact on fair value from 10% adverse change	(106)	(134)
Impact on fair value from 25% adverse change	(266)	(334)
(1)Includes a blend of prepayment speeds and expected defaults. Prepayment speeds are influenced by mortgage interest rates as well as our estimation of drivers of borrower behavior.
The sensitivities in the preceding table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others, which might magnify or counteract the sensitivities.

We present information for our managed servicing portfolio in Table 6.3 using unpaid principal balance for loans serviced and subserviced for others and carrying value for owned loans serviced.
As the servicer of loans for others, we advance certain payments of principal, interest, taxes, insurance, and default-related expenses. The credit risk related to these advances is limited since the reimbursement is generally senior to cash payments to investors and are generally reimbursed within a short timeframe from cash flows from the trust, government-sponsored enterprise (GSEs), insurer, or borrower. We maintain an allowance for uncollectible amounts for advances on loans serviced for others that may not be reimbursed if the payments were not made in accordance with applicable servicing agreements or if the insurance or servicing agreements contain limitations on reimbursements. We also advance payments of taxes and insurance for our owned loans which are collectible from the borrower. Servicer advances on owned loans are written-off when deemed uncollectible.
Table 6.3: Managed Servicing Portfolio

	Dec 31, 2025		Dec 31, 2024
($ in billions, unless otherwise noted)	Residential mortgages	Commercial mortgages	Residential mortgages	Commercial mortgages
Serviced and subserviced for others (1)	$397	77	488	531
Owned loans serviced	244	118	252	117
Total managed servicing portfolio	641	195	740	648
Total serviced for others, excluding subserviced for others (1)	397	61	487	522
MSRs as a percentage of loans serviced for others (1)	1.43%	1.03	1.41	0.18
Weighted average note rate (mortgage loans serviced for others)	3.78	4.11	3.76	5.05
Servicer advances, net of an allowance for uncollectible amounts ($ in millions) (1)	$688	26	977	1,173
(1)In first quarter 2025, we sold the non-agency portion of our commercial mortgage third-party servicing business.
Table 6.4 presents the components of mortgage banking noninterest income.
Table 6.4: Mortgage Banking Noninterest Income

	Year ended December 31,
(in millions)	2025	2024	2023
Contractually specified servicing fees, late charges and ancillary fees	$1,448	1,862	2,124
Unreimbursed servicing costs (1)	(198)	(121)	(115)
Amortization for commercial MSRs (2)	(160)	(231)	(238)
Changes due to collection/realization of expected cash flows (3)	(744)	(898)	(1,187)
Net servicing fees	346	612	584
Changes in fair value of MSRs due to market interest rates	(44)	538	228
Net derivative gain (losses) from economic hedges (4)	51	(522)	(234)
Changes in fair value of MSRs due to other valuation inputs or assumptions (5)	301	(46)	(142)
Market-related valuation changes to residential MSRs, net of hedge results	308	(30)	(148)
Total net servicing income	654	582	436
Net gains on mortgage loan originations/sales (6)	498	465	393
Total mortgage banking noninterest income	$1,152	1,047	829
(1)Includes costs associated with foreclosures, unreimbursed interest advances to investors, other interest costs, and transaction costs associated with sales of residential MSRs.
(2)Estimated future amortization expense for commercial MSRs was $137 million, $115 million, $103 million, $79 million, and $62 million for the years ended December 31, 2026, 2027, 2028, 2029, and 2030, respectively.
(3)Represents the reduction in the cash flows expected to be collected during the period, net of income accreted due to the passage of time, for residential MSRs measured using the fair value method.
(4)Residential MSRs are economically hedged with derivative instruments to reduce exposure to changes in market interest rates. See Note 13 (Derivatives) for additional information.
(5)Refer to the analysis of changes in residential MSRs presented in Table 6.1 in this Note for more detail.
(6)Includes net gain (losses) of $(18) million, $81 million, $95 million for the years ended December 31, 2025, 2024, and 2023, respectively, related to derivatives used as economic hedges of mortgage loans held for sale and derivative loan commitments.